SALISBURY BANCORP, INC.

Form 10-Q

Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Salisbury Bancorp, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Cantele, Jr., President and Chief Executive Officer of the Company, and I, Donald E. White, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 13, 2014	by:	/s/ Richard J. Cantele, Jr.	by:	/s/ Donald E. White
		Richard J. Cantele, Jr.,		Donald E. White
		President and Chief Executive Officer		Executive Vice President and Chief Financial Officer